BEAR STEARNS  [GRAPHIC OMITTED]
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                         August 30, 2006

TO: U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RFMSI Series 2006-S7 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-S7

ATTENTION:                    RFMSI Series 2006-S7
TELEPHONE:                    651-495-3880
FACSIMILE:                    651-495-8090
CC:                           Heather Anderson
FAX:                          952-838-4669

TO:                           The Royal Bank of Scotland plc
ATTENTION:                    Liz Stotler
FACSIMILE:                    203-618-2580

FROM:                         Derivatives Documentation
TELEPHONE:                    212-272-2711
FACSIMILE:                    212-272-9857

RE:                           NOVATION CONFIRMATION

REFERENCE NUMBER(S):          FXNEC8637-BXNE192980

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

          Novation Trade Date:              August 28, 2006
          Novation Date:                    August 30, 2006
          Novated Amount:                   USD 50,000,000
          Transferor 1:                     The Royal Bank of Scotland plc
          Transferor 2:                     Bear Stearns Bank plc
          Transferee 1:                     U.S. Bank National Association, not
                                            in  its  individual   capacity  but
                                            solely as Trustee  for the  benefit
                                            of RFMSI Series 2006-S7 Trust, Home
                                            Equity    Mortgage     Asset-Backed
                                            Pass-Through  Certificates,  Series
                                            2006-S7
          Transferee 2:                     Bear Stearns Financial Products Inc
          New Agreement(between
          Transferee 1 and Transferee 2):   The Master  Agreement  as defined in
                                            the New Confirmation

Reference Number:  FXNEC8637-BXNE192980 - Novation Confirmation
U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RFMSI Series 2006-S7 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-S7 August 30, 2006.



3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

          Reference Number of Old Transaction:             BXNE192980
          Trade Date of Old Transaction:                   July 18, 2006
          Effective Date of Old Transaction:               August 30, 2006
          Termination Date of Old Transaction:             July 25, 2018

4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

          Full First Calculation Period:                   Applicable

5.  Offices:

          Transferor 1:                                    London
          Transferor 2:                                    Not Applicable
          Transferee 1:                                    Minnesota
          Transferee 2:                                    Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857. Transferor 1 and Transferor 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. Transferee 1 and Transferee 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transactions, please contact SUSAN DONLON by telephone at 212-272-2364. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6223.


BEAR STEARNS FINANCIAL PRODUCTS INC.          U.S.  BANK  NATIONAL  ASSOCIATION,
                                              NOT IN ITS INDIVIDUAL CAPACITY BUT
                                              SOLELY AS  TRUSTEE FOR THE BENEFIT
                                              OF  RFMSI  SERIES  2006-S7  TRUST,
By:  _____________________________            Home Equity  Mortgage Asset-Backed
     Name:                                    Pass-Through  Certificates, Series
     Title:                                   2006-S7
     Date:


                                              By:  _____________________________
                                                   Name:
                                                   Title:
                                                   Date:

BEAR STEARNS BANK PLC                         THE ROYAL BANK OF SCOTLAND PLC



By:  _____________________________            By:  _____________________________
     Name:                                         Name:
     Title:                                        Title:
     Date:                                         Date:

BEAR STEARNS  [GRAPHIC OMITTED]
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

                                    EXHIBIT A

DATE:                         August 30, 2006

TO:                           U.S.  Bank  National   Association,   not  in  its
                              individual  capacity but solely as Trustee for the
                              benefit of RFMSI Series 2006-S7 Trust, Home Equity
                              Mortgage Asset-Backed  Pass-Through  Certificates,
                              Series 2006-S7
ATTENTION:                    Structured Finance - RFMSI Series 2006-S7
TELEPHONE:                    651-495-3880
FACSIMILE:                    651-495-8090

CC:                           Heather Anderson
FAX:                          952-838-4669

FROM:                         Derivatives Documentation
TELEPHONE:                    212-272-2711
FACSIMILE:                    212-272-9857

SUBJECT:                      Fixed Income Derivatives Confirmation and
                              Agreement

REFERENCE NUMBER(S):  FXNEC8637

The purpose of this letter agreement (the "Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RFMSI Series 2006-S7 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-S7 (the "Counterparty"). This letter agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master
    Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or

Reference Number:  FXNEC8637-BXNE192980 - Novation Confirmation
U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RFMSI Series 2006-S7 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-S7 August 30, 2006.



    the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Series Supplement, dated as of August 1, 2006 (the "Series Supplement"), to the Standard Terms of the pooling and servicing agreement, dated as of June 1, 2006 (the "Standard Terms", and together with the Series Supplement, the "Pooling and Servicing Agreement"), among Residential
    Funding Mortgage Securities I, Inc. ("RFMSI"), as Depositor, Residential Funding Corporation ("RFC"), as Master Servicer, and U.S. Bank National Association, as trustee. Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:                  With respect to any Calculation  Period,
                                        the amount set forth for such  period in
                                        Schedule I attached hereto.

           Trade Date:                  August 28, 2006

           Effective Date:              August 30, 2006

           Termination Date:            July 25, 2018,  subject to adjustment in
                                        accordance   with   the   Business   Day
                                        Convention.

      FIXED AMOUNT (PREMIUM):           Inapplicable.   Premium  has  been  paid
                                        under the Old Transaction  with the Bear
                                        Stearns Reference Number BXNE192980.

      FLOATING AMOUNTS:

           Floating Rate Payer:         BSFP

           Cap Rate:                    5.65000 %

           Floating Rate Payer
           Period End Dates: The 25th calendar day of each month during the Term of this Transaction, commencing September 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

           Floating Rate Payer
           Payment Dates:               Early Payment shall be  applicable.  The
                                        Floating Rate Payer Payment Date shall be two Business Days preceding each Floating Rate Payer Period End Date.

           Floating Rate Option: USD-LIBOR-BBA, provided, however, that if the Floating Rate
                                        determined   from  such   Floating  Rate
                                        Option  for any  Calculation  Period  is
                                        greater    than    8.90000%   for   such
                                        Calculation  Period,  then the  Floating
                                        Rate for such Calculation Period shall be deemed to be equal to 8.90000%.

           Designated Maturity:         One month

           Floating Rate Day
           Count Fraction:              30/360

           Reset Dates:                 The  first  day  of   each   Calculation
                                        Period.

           Compounding:                 Inapplicable

      Business Days:                    New York

      Business Day Convention:          Following

3.  Additional Provisions:              Each party hereto is hereby  advised and
                                        acknowledges  that the  other  party has
                                        engaged in (or  refrained  from engaging
                                        in) substantial  financial  transactions
                                        and has taken (or refrained from taking)
                                        other material  actions in reliance upon
                                        the  entry  by  the  parties   into  the
                                        Transaction  being  entered  into on the
                                        terms and  conditions  set forth  herein
                                        and in the ISDA  Form  Master  Agreement
                                        relating   to   such   Transaction,   as
                                        applicable, and, in the case of the Counterparty, it has been directed under the Pooling and Servicing Agreement to enter into this Transaction.

4.  Provisions  Deemed  Incorporated  in a  Schedule  to the  ISDA  Form  Master
    Agreement:

 1) [Intentionally omitted]

 2) The   parties agree that subparagraph (ii) of Section  2(c) of the ISDA Form
     Master Agreement will apply to any Transaction.

 3) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) With respect to Counterparty, the "Bankruptcy" provision of Section 5(a)(vii)(2) of the ISDA Form Master Agreement will be deleted in its entirety.

(f) "Specified  Transaction" is not applicable to BSFP or  Counterparty  for any
purpose,  and,  accordingly,   Section  5(a)(v)  shall  not  apply  to  BSFP  or
Counterparty.

(g) The "Cross Default" provisions of Section 5(a)(vi) shall not apply to BSFP or Counterparty.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e):

        (i) Market Quotation will apply.

        (ii) The Second Method will apply.

(k) "Termination Currency" means United States Dollars.

(l) The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

(j) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

 4)  Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

    (i) the accuracy of any representations  made by the other party pursuant to
    Section 3(f) of the ISDA Form Master Agreement;

    (ii) the satisfaction of the agreement contained in Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

    (iii) the  satisfaction  of the  agreement  of the other party  contained in
    Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

               (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

     The following representation will apply to BSFP:

        BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

     The following representation will apply to the Counterparty:

        U.S. Bank National Association is the Trustee under the Pooling and Servicing Agreement.


 5) Documents to be Delivered. For the purpose of Section 4(a)(i) and 4(a)(iii) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/              DATE BY WHICH TO
DELIVER DOCUMENT         CERTIFICATE                 BE DELIVERED

BSFP and                 Any document  required      Promptly after the
                         or reasonably requested     earlier of (i) reasonable
                         to allow the other party    demand by either party or
The Counterparty         to make payments under      (ii) learning that such
                         this Agreement without      form or document is
                         any   deduction   or        required
                         withholding for or on
                         the account of any Tax
                         or with such deduction
                         or withholding at a
                         reduced rate


(2) Other documents to be delivered are:

PARTY REQUIRED TO    FORM/DOCUMENT/            DATE BY WHICH TO                 COVERED BY SECTION
DELIVER DOCUMENT     CERTIFICATE               BE DELIVERED                     3(D) REPRESENTATION
BSFP and             Any documents required    Upon the execution and                   Yes
                     by the receiving party    delivery of this Agreement
                     to evidence the           and such Confirmation
The Counterparty     authority of the
                     delivering party or its
                     Credit Support Provider,
                     if any, for it to
                     execute and deliver this
                     Agreement, any
                     Confirmation, and any
                     Credit Support Documents
                     to which it is a party,
                     and to evidence the
                     authority of the
                     delivering party or its
                     Credit Support Provider
                     to perform its
                     obligations under this
                     Agreement, such
                     Confirmation and/or
                     Credit Support Document,
                     as the case may be


                                       9


PARTY REQUIRED TO    FORM/DOCUMENT/            DATE BY WHICH TO                 COVERED BY SECTION
DELIVER DOCUMENT     CERTIFICATE               BE DELIVERED                     3(D) REPRESENTATION

BSFP and the         A certificate of an       Upon the execution and                   Yes
Counterparty         authorized officer of     delivery of this Agreement
                     the party, as to the      and such Confirmation
                     incumbency and
                     authority of the
                     respective officers of
                     the party signing this
                     Agreement.

BSFP                 Legal opinion(s) with     Upon the execution and                   No
                     respect to such party     delivery of this Agreement
                     and its Credit Support    and any Confirmation
                     Provider, if any, for
                     it, reasonably
                     satisfactory in form
                     and substance to the
                     other party relating to
                     the enforceability of
                     the party's obligations
                     under this Agreement.

BSFP                 A copy of the most        Promptly after request by                Yes
                     recent annual report of   the other party
                     such party (only if
                     available) and its
                     Credit Support
                     Provider, if any,
                     containing in all cases
                     audited consolidated
                     financial statements
                     for each fiscal year
                     certified by
                     independent certified
                     public accountants and
                     prepared in accordance
                     with generally accepted
                     accounting principles
                     in the United States or
                     in the country in which
                     such party is organized


                                       10


PARTY REQUIRED TO    FORM/DOCUMENT/            DATE BY WHICH TO                 COVERED BY SECTION
DELIVER DOCUMENT     CERTIFICATE               BE DELIVERED                     3(D) REPRESENTATION

The Counterparty     Each other report or      Promptly upon request by                 Yes
                     other document required   BSFP, or with respect to any
                     to be delivered by or     particular type of report or
                     to the Counterparty       other document as to which
                     under the terms of the    BSFP has previously made
                     Pooling and Servicing     request to receive all
                     Agreement, other than     reports or documents of that
                     those required to be      type, promptly upon delivery
                     delivered directly by     or receipt of  such report
                     the Trustee to BSFP       or document by the
                     thereunder                Counterparty, and such
                                               delivery shall be satisfied
                                               by posting such report on
                                               the Counterparty's website
                                               http://www.usbank.com/mbs

Counterparty         An executed copy of the   Promptly upon receipt of the             No
                     Pooling and Servicing     Pooling and Servicing
                     Agreement                 Agreement by the Trustee,
                                               and such delivery shall be
                                               satisfied by posting such
                                               report on the Counterparty's
                                               website
                                               http://www.usbank.com/mbs


6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:


        Address for notices or communications to BSFP:

               Address:      383 Madison Avenue, New York, New York 10179
               Attention:    DPC Manager
               Facsimile:    (212) 272-5823
        with a copy to:

               Address:      One Metrotech Center North, Brooklyn,
                             New York 11201
               Attention:    Derivative Operations - 7th Floor
               Facsimile:    (212) 272-1634

               (For all purposes)

        Address for notices or communications to the Counterparty:

               Address:       RFMSI Series 2006-S7 Trust
                              c/o U.S. Bank National Association
                              60 Livington Avenue
                              EP-MN-WS3D
                              St. Paul, MN 55107
               Facsimile:     1-651-495-8090
               Telephone:     1-651-495-3880

               with a copy to:

               Address:       Residential Funding Corporation
                              8400 Normandale Lake Blvd., Suite 600
                              Minneapolis, MN 55437
               Attention:     Heather Anderson
               Facsimile No.: 952-838-4669
               Telephone:     952-857-6030

               (For all purposes)

(b) Process  Agent.  For the  purpose of Section  13(c) of the ISDA Form  Master
    Agreement:

                      BSFP appoints as its
                      Process Agent:                    Not Applicable

                      The Counterparty appoints as its
                      Process Agent:                    Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.


(d) Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form Master
    Agreement:

    BSFP is not a Multibranch Party.

    The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.

(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.


(g) Credit Support Provider.

    BSFP:  Not Applicable

    The Counterparty:  Not Applicable

(h) Governing Law. The parties to this ISDA Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against RFMSI Series 2006-S7 Trust, or the Counterparty any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.


        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(l) Waiver of Jury Trial.Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(m) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.


(n) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o) Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Trustee of the Counterparty, in the exercise of the powers and authority conferred and vested in it and that U.S. Bank National Association shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement,
    (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal
    representations,   undertakings   and   agreements  by  U.S.  Bank  National
    Association but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents; provided, that nothing in this paragraph shall relieve U.S. Bank National Association from performing its duties and obligations hereunder and under the Pooling and Servicing Agreement in accordance with the standard of care set forth herein and therein, and (e) Counterparty represents that it is directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement (including the ISDA Form Master Agreement to perform its obligations hereunder and thereunder).

7) "Affiliate". BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

        "(g) Relationship Between Parties.

                        Each party represents to the other party on each date when it enters into a Transaction that:--

               (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction
               (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgement and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

               (2) Evaluation and Understanding.

               (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and, in the case of the Counterparty, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction; and

               (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

               (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

               (4) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction.

               (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and it constitutes an "eligible contract participant" as such term is defined in
               Section 1(a)12 of the Commodity Exchange Act, as amended."

9) The ISDA Form Master Agreement is hereby amended as follows

        (a) The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

10) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party (other than a change of Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing Agreement) unless each of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's, a Division of the McGraw Hill Companies ("S&P"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the RFMSI Series 2006-S7 Trust (the "Certificates").

11) Additional Termination Events. The following Additional Termination Events will apply:

(i) if a Rating  Agency  Downgrade  has occurred and BSFP has not complied  with
Section 12 below within the time specified therein, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event; and

(ii) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Section 16(ii) below), BSFP has not, within 10 Business Days after such Cap Disclosure Event complied with any of the provisions set forth in
Section 16(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

12) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is reduced below "AA-" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3" by Moody's (and together with S&P, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade, each such Swap Rating Agency, as applicable, has reconfirmed the rating of the Certificates, which was in effect immediately prior to such withdrawal or downgrade), BSFP shall, at its own expense, subject to the Rating Agency Condition, either (i) seek another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement (iii) post collateral which will be sufficient to restore the immediate prior ratings of the certificates or (iv) take any other action that satisfies the Rating Agency Condition. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, then within 10 Business Days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition and at its own expense, either (i) secure another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement or (iii) take any other action that satisfies the Rating Agency Condition. For purposes of this provision, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Certificates and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

13) Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA form Master Agreement, if (a) the occurrence of an event described in
Section 5(a) of the ISDA form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either
Section 5(b)(i) or Section 5(b)(ii) of the ISDA form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA form Master Agreement with respect to BSFP as the Burdened Party.

14) Compliance with Regulation AB.

(I) BSFP AGREES AND ACKNOWLEDGES THAT RFC AND RFMSI ARE REQUIRED UNDER REGULATION AB UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT") ("REGULATION AB"), TO DISCLOSE CERTAIN FINANCIAL INFORMATION REGARDING BSFP OR ITS GROUP OF AFFILIATED ENTITIES, IF APPLICABLE, DEPENDING ON THE AGGREGATE "SIGNIFICANCE PERCENTAGE" OF THIS AGREEMENT AND ANY OTHER DERIVATIVE CONTRACTS BETWEEN BSFP OR ITS GROUP OF AFFILIATED ENTITIES, IF APPLICABLE, AND COUNTERPARTY, AS CALCULATED FROM TIME TO TIME IN ACCORDANCE WITH ITEM 1115 OF REGULATION AB.

(II) IT SHALL BE A CAP DISCLOSURE EVENT ("CAP DISCLOSURE EVENT") IF, ON ANY BUSINESS DAY AFTER THE DATE HEREOF, RFC AND RFMSI REQUESTS FROM BSFP THE APPLICABLE FINANCIAL INFORMATION DESCRIBED IN ITEM 1115 OF REGULATION AB (SUCH REQUEST TO BE BASED ON A REASONABLE DETERMINATION BY RFC AND RFMSI, IN GOOD FAITH, THAT SUCH INFORMATION IS REQUIRED UNDER REGULATION AB) (THE "CAP FINANCIAL DISCLOSURE").

(III) UPON THE OCCURRENCE OF A CAP DISCLOSURE EVENT, BSFP, AT ITS OWN EXPENSE, SHALL (A) PROVIDE TO RFC AND RFMSI THE CAP FINANCIAL DISCLOSURE, (B) SECURE ANOTHER ENTITY TO REPLACE BSFP AS PARTY TO THIS AGREEMENT ON TERMS SUBSTANTIALLY SIMILAR TO THIS AGREEMENT, WHICH ENTITY (OR A GUARANTOR THEREFOR) AND WHICH ENTITY IS ABLE TO COMPLY WITH THE REQUIREMENTS OF ITEM 1115 OF REGULATION AB OR
(C) OBTAIN A GUARANTY OF THE BSFP'S OBLIGATIONS UNDER THIS AGREEMENT FROM AN AFFILIATE OF THE BSFP THAT IS ABLE TO COMPLY WITH THE FINANCIAL INFORMATION DISCLOSURE REQUIREMENTS OF ITEM 1115 OF REGULATION AB, SUCH THAT DISCLOSURE PROVIDED IN RESPECT OF THE AFFILIATE WILL SATISFY ANY DISCLOSURE REQUIREMENTS APPLICABLE TO THE BSFP, AND CAUSE SUCH AFFILIATE TO PROVIDE CAP FINANCIAL DISCLOSURE. IF PERMITTED BY REGULATION AB, ANY REQUIRED CAP FINANCIAL DISCLOSURE MAY BE PROVIDED BY INCORPORATION BY REFERENCE FROM REPORTS FILED PURSUANT TO THE EXCHANGE ACT.

(IV) BSFP AGREES THAT, IN THE EVENT THAT BSFP PROVIDES CAP FINANCIAL DISCLOSURE TO RFC AND RFMSI IN ACCORDANCE WITH SECTION (III)(A) OR CAUSES ITS AFFILIATE TO PROVIDE CAP FINANCIAL DISCLOSURE TO RFC AND RFMSI IN ACCORDANCE WITH SECTION
(III)(C), IT WILL INDEMNIFY AND HOLD HARMLESS RFC OR RFMSI, THEIR RESPECTIVE DIRECTORS OR OFFICERS AND ANY PERSON CONTROLLING RFC AND RFMSI, FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES AND LIABILITIES CAUSED BY ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN SUCH CAP FINANCIAL DISCLOSURE OR CAUSED BY ANY OMISSION OR ALLEGED OMISSION TO STATE IN SUCH CAP FINANCIAL DISCLOSURE A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING.

15) Third Party Beneficiary. RFC and RFMSI shall be third party beneficiaries of this Agreement.

        NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT OR ANY TRANSACTION COVERED HEREBY.

5.  Account Details and
    Settlement Information:        PAYMENTS TO BSFP:
                                   Citibank, N.A., New York
                                   ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                   Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                   Sub-account  Number: 102-04654-1-3
                                   Attention: Derivatives Department

                                   PAYMENTS TO COUNTERPARTY:
                                   U.S. Bank National Association
                                   ABA Number: 091000022
                                   Account Number: 1731 0332 2058
                                   Reference: RFMSI Series 2006-S7
                                   Ref. Acct. No.: 104388001

                                   SCHEDULE I

(all such dates subject to adjustment in accordance with the Business Day Convention)


FROM AND INCLUDING         TO BUT EXCLUDING       NOTIONAL AMOUNT
                                                       (USD)
Effective Date             25-Sep-2006            50,000,000.00
25-Sep-2006                25-Oct-2006            49,872,320.14
25-Oct-2006                27-Nov-2006            49,711,381.69
27-Nov-2006                26-Dec-2006            49,517,228.19
26-Dec-2006                25-Jan-2007            49,289,953.62
25-Jan-2007                26-Feb-2007            49,029,702.68
26-Feb-2007                26-Mar-2007            48,736,670.91
26-Mar-2007                25-Apr-2007            48,411,104.78
25-Apr-2007                25-May-2007            48,053,301.51
25-May-2007                25-Jun-2007            47,663,608.91
25-Jun-2007                25-Jul-2007            47,242,424.93
25-Jul-2007                27-Aug-2007            46,790,197.27
27-Aug-2007                25-Sep-2007            46,307,422.67
25-Sep-2007                25-Oct-2007            45,794,646.19
25-Oct-2007                26-Nov-2007            45,252,460.33
26-Nov-2007                26-Dec-2007            44,681,504.01
26-Dec-2007                25-Jan-2008            44,082,461.43
25-Jan-2008                25-Feb-2008            43,456,060.80
25-Feb-2008                25-Mar-2008            42,803,072.98
25-Mar-2008                25-Apr-2008            42,124,309.93
25-Apr-2008                27-May-2008            41,420,623.14
27-May-2008                25-Jun-2008            40,692,901.86
25-Jun-2008                25-Jul-2008            39,942,071.31
25-Jul-2008                25-Aug-2008            39,169,090.69
25-Aug-2008                25-Sep-2008            38,374,951.17
25-Sep-2008                27-Oct-2008            37,560,673.78
27-Oct-2008                25-Nov-2008            36,727,307.18
25-Nov-2008                26-Dec-2008            35,875,925.40
26-Dec-2008                26-Jan-2009            35,007,625.44
26-Jan-2009                25-Feb-2009            34,144,518.21
25-Feb-2009                25-Mar-2009            33,295,997.12
25-Mar-2009                27-Apr-2009            32,461,818.90
27-Apr-2009                26-May-2009            31,641,744.31
26-May-2009                25-Jun-2009            30,835,538.09
25-Jun-2009                27-Jul-2009            30,042,968.88
27-Jul-2009                25-Aug-2009            29,263,809.16
25-Aug-2009                25-Sep-2009            28,497,835.19
25-Sep-2009                26-Oct-2009            27,744,826.95
26-Oct-2009                25-Nov-2009            27,004,568.05

25-Nov-2009                28-Dec-2009            26,276,845.73
28-Dec-2009                25-Jan-2010            25,561,450.73
25-Jan-2010                25-Feb-2010            24,858,177.29
25-Feb-2010                25-Mar-2010            24,166,823.04
25-Mar-2010                26-Apr-2010            23,487,189.00
26-Apr-2010                25-May-2010            22,819,079.48
25-May-2010                25-Jun-2010            22,162,302.04
25-Jun-2010                26-Jul-2010            21,516,667.45
26-Jul-2010                25-Aug-2010            20,881,989.60
25-Aug-2010                27-Sep-2010            20,258,085.51
27-Sep-2010                25-Oct-2010            19,644,775.20
25-Oct-2010                26-Nov-2010            19,041,881.71
26-Nov-2010                27-Dec-2010            18,449,231.01
27-Dec-2010                25-Jan-2011            17,866,651.96
25-Jan-2011                25-Feb-2011            17,293,976.28
25-Feb-2011                25-Mar-2011            16,731,038.47
25-Mar-2011                25-Apr-2011            16,177,675.79
25-Apr-2011                25-May-2011            15,633,728.20
25-May-2011                27-Jun-2011            15,099,038.34
27-Jun-2011                25-Jul-2011            14,573,451.44
25-Jul-2011                25-Aug-2011            14,056,815.33
25-Aug-2011                26-Sep-2011            13,548,980.35
26-Sep-2011                25-Oct-2011            13,137,494.53
25-Oct-2011                25-Nov-2011            12,734,073.69
25-Nov-2011                27-Dec-2011            12,338,577.58
27-Dec-2011                25-Jan-2012            11,950,868.32
25-Jan-2012                27-Feb-2012            11,570,810.36
27-Feb-2012                26-Mar-2012            11,198,270.41
26-Mar-2012                25-Apr-2012            10,833,117.43
25-Apr-2012                25-May-2012            10,475,222.60
25-May-2012                25-Jun-2012            10,124,459.24
25-Jun-2012                25-Jul-2012             9,780,702.81
25-Jul-2012                27-Aug-2012             9,443,830.88
27-Aug-2012                25-Sep-2012             9,113,723.07
25-Sep-2012                25-Oct-2012             8,813,884.03
25-Oct-2012                26-Nov-2012             8,520,257.71
26-Nov-2012                26-Dec-2012             8,232,732.46
26-Dec-2012                25-Jan-2013             7,951,198.55
25-Jan-2013                25-Feb-2013             7,675,548.13
25-Feb-2013                25-Mar-2013             7,405,675.16
25-Mar-2013                25-Apr-2013             7,141,475.45
25-Apr-2013                28-May-2013             6,882,846.57
28-May-2013                25-Jun-2013             6,629,687.85
25-Jun-2013                25-Jul-2013             6,381,900.35

25-Jul-2013                26-Aug-2013             6,139,386.80
26-Aug-2013                25-Sep-2013             5,902,051.63
25-Sep-2013                25-Oct-2013             5,712,935.44
25-Oct-2013                25-Nov-2013             5,528,014.18
25-Nov-2013                26-Dec-2013             5,347,207.37
26-Dec-2013                27-Jan-2014             5,170,435.96
27-Jan-2014                25-Feb-2014             4,997,622.34
25-Feb-2014                25-Mar-2014             4,828,690.25
25-Mar-2014                25-Apr-2014             4,663,564.84
25-Apr-2014                27-May-2014             4,502,172.59
27-May-2014                25-Jun-2014             4,344,441.28
25-Jun-2014                25-Jul-2014             4,190,300.01
25-Jul-2014                25-Aug-2014             4,039,679.14
25-Aug-2014                25-Sep-2014             3,892,510.31
25-Sep-2014                27-Oct-2014             3,786,536.97
27-Oct-2014                25-Nov-2014             3,682,929.46
25-Nov-2014                26-Dec-2014             3,581,640.30
26-Dec-2014                26-Jan-2015             3,482,622.89
26-Jan-2015                25-Feb-2015             3,385,831.53
25-Feb-2015                25-Mar-2015             3,291,221.39
25-Mar-2015                27-Apr-2015             3,198,748.45
27-Apr-2015                26-May-2015             3,108,369.57
26-May-2015                25-Jun-2015             3,020,042.38
25-Jun-2015                27-Jul-2015             2,933,725.34
27-Jul-2015                25-Aug-2015             2,849,377.68
25-Aug-2015                25-Sep-2015             2,766,959.43
25-Sep-2015                26-Oct-2015             2,718,246.22
26-Oct-2015                25-Nov-2015             2,670,368.19
25-Nov-2015                28-Dec-2015             2,623,311.24
28-Dec-2015                25-Jan-2016             2,577,061.51
25-Jan-2016                25-Feb-2016             2,531,605.39
25-Feb-2016                25-Mar-2016             2,486,929.47
25-Mar-2016                25-Apr-2016             2,443,020.58
25-Apr-2016                25-May-2016             2,399,865.77
25-May-2016                27-Jun-2016             2,357,452.30
27-Jun-2016                25-Jul-2016             2,315,767.66
25-Jul-2016                25-Aug-2016             2,274,799.51
25-Aug-2016                26-Sep-2016             2,233,039.68
26-Sep-2016                25-Oct-2016             2,192,013.14
25-Oct-2016                25-Nov-2016             2,151,707.33
25-Nov-2016                27-Dec-2016             2,112,109.92
27-Dec-2016                25-Jan-2017             2,073,208.77
25-Jan-2017                27-Feb-2017             2,034,991.95
27-Feb-2017                27-Mar-2017             1,997,447.74

27-Mar-2017                25-Apr-2017             1,960,564.61
25-Apr-2017                25-May-2017             1,924,331.21
25-May-2017                26-Jun-2017             1,888,736.42
26-Jun-2017                25-Jul-2017             1,853,769.26
25-Jul-2017                25-Aug-2017             1,819,418.98
25-Aug-2017                25-Sep-2017             1,785,674.98
25-Sep-2017                25-Oct-2017             1,752,526.85
25-Oct-2017                27-Nov-2017             1,719,964.36
27-Nov-2017                26-Dec-2017             1,687,977.45
26-Dec-2017                25-Jan-2018             1,656,556.22
25-Jan-2018                26-Feb-2018             1,625,690.95
26-Feb-2018                26-Mar-2018             1,595,372.08
26-Mar-2018                25-Apr-2018             1,565,590.22
25-Apr-2018                25-May-2018             1,536,336.12
25-May-2018                25-Jun-2018             1,507,600.70
25-Jun-2018             Termination Date           1,479,375.03